UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 14, 2013

RADIOSHACK CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-05571	75-1047710
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 RadioShack Circle, Mail Stop CF4-101, Fort Worth, Texas 76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 415-3700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure.

RadioShack Corporation (NYSE: RSH) announced today that it will end its relationship with Target Corp, where it helps operate Target Mobile in 1,500 Target stores, effective April 8, 2013.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.

99.1	Press Release, dated January 14, 2013, “RadioShack and Target Dissolve Target Mobile Partnership”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized this 14th day of January, 2013.

RadioShack Corporation
(Registrant)

By:	/s/ Dorvin D. Lively
Dorvin D. Lively
Executive Vice President – Acting Chief
Executive Officer, Chief Financial Officer and Chief Administrative Officer
(principal financial officer)

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release, dated January 14, 2013, “RadioShack and Target Dissolve Target Mobile Partnership”